Fair Value	12 Months Ended
Dec. 31, 2015
Fair Value Disclosures [Abstract]
Fair Value
Fair Value
The following table summarizes financial instruments measured at fair value, on a recurring basis, as of December 31, 2015:

(in millions)	Total	Level 1	Level 2	Level 3
Assets
Trading securities	$11.2	$7.2	$4.0	$—
Available for sale securities	2.9	—	2.9	—
Interest rate caps	0.4	—	0.4	—
Total	$14.5	$7.2	$7.3	$—

Liabilities
Contingent obligation	$(7.1)	$—	$—	$(7.1)
Total	$(7.1)	$—	$—	$(7.1)
Level 1 instruments consist of exchange-traded mutual funds. Exchange-traded mutual funds are trading securities valued at their current market prices. These securities relate to a nonqualified deferred compensation plan held in trust for the benefit of plan participants.
Level 2 instruments consist of pooled separate accounts, foreign exchange-traded corporate bonds and interest rate caps. Pooled separate accounts are designated as trading securities valued at net asset values. These securities relate to the nonqualified deferred compensation plan held in trust for the benefit of plan participants. Foreign exchange-traded corporate bonds are available-for-sale securities valued at their current quoted prices. These securities mature between 2027 and 2033. The interest rate caps fair values are determined using the market standard methodology of discounting the future expected cash receipts that would occur if variable interest rates rise above the strike rate of the caps in conjunction with the cash payments related to financing the premium of the interest rate caps. The variable interest rates used in the calculation of projected receipts on the caps are based on an expectation of future interest rates derived from observable market interest rate curves and volatilities. See Note 10, “Debt” for additional information regarding interest rate caps.
Unrealized gains and losses on trading securities are included in net income, while unrealized gains and losses on available for sale securities are included in other comprehensive income. There were no significant realized or unrealized gains or losses on our securities for any of the periods presented.
Level 3 instruments consist of contingent obligations related to companies we have acquired with maximum payouts totaling $33.5 million. These obligations are contingent upon meeting certain performance requirements in 2015 through 2018. The fair values of these obligations were determined based on an income approach, using our current expectations of the future earnings of the acquired entities. We assess the fair value of these obligations each reporting period with any changes reflected as gains or losses in selling, general and administrative expenses in the consolidated statements of income. During 2015, we recorded a gain of $0.1 million as a result of changes to the fair value of these obligations. During 2015, we recorded a contingent obligation totaling $2.5 million related to an entity we acquired late in the year. We are still in the process of assessing the fair value of that contingent consideration.